UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 5, 2017

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On December 5, 2017, Tucows Inc. (the “Company”) and its wholly owned subsidiaries, Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc. and Tucows (Emerald), LLC (each, a “Borrower” and together, the “Borrowers,” collectively with the Company, “Tucows”) entered into the Interim Amendment to First Amended and Restated Credit Agreement (the “Interim Amendment”), which amends that certain First Amended and Restated Credit Agreement, dated as of January 20, 2017 (the “Credit Agreement”), among the Company, the Borrowers, Bank of Montreal, as administrative agent (“BMO” or the “Administrative Agent”), and the lenders party thereto (collectively, the “Lenders”). The Interim Amendment provides that BMO and the Bank of Nova Scotia may establish corporate credit card facilities with the Borrowers and amends the definition of “Obligations” to include an aggregate amount of up to $5,000,000 of the credit card facilities in the definition of Obligations.

The foregoing description of the Interim Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Interim Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information disclosed above in Item 1.01 is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Title

10.1

Interim Amendment to First Amended and Restated Credit Agreement, dated as of December 5, 2017, by and among Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc., Tucows (Emerald), LLC, as Borrowers, Tucows Inc., as Guarantor, Bank of Montreal, as Administrative Agent, and Bank of Montreal, Royal Bank of Canada and The Bank of Nova Scotia, as Lenders.

EXHIBIT INDEX

Exhibit No.	Exhibit Title

10.1

Interim Amendment to First Amended and Restated Credit Agreement, dated as of December 5, 2017, by and among Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc., Tucows (Emerald), LLC, as Borrowers, Tucows Inc., as Guarantor, Bank of Montreal, as Administrative Agent, and Bank of Montreal, Royal Bank of Canada and The Bank of Nova Scotia, as Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2017	TUCOWS INC.

	By:	/s/ Davinder Singh
	Name:	Davinder Singh
	Title:	Chief Financial Officer